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                                                                   Exhibit 10.66

                   List of Contents of Exhibits and Schedules
                      to the Aegis Stock Purchase Agreement

Exhibits          Description

Exhibit A         Assignment
Exhibit B         Form of Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P.
Exhibit C         Form of Opinion of Appleby Spurling & Kempe

Schedules         Description

Schedule 3.1(b)   Insurance Permits and Jurisdictions
Schedule 3.1(c)   Officers and Directors/Articles and Bylaws
Schedule 3.7      Tax Matters
Schedule 3.8(b)   2003 Filing Fees
Schedule 3.9(b)   Governmental Approvals/Litigation
Schedule 3.11     Bank Accounts
Schedule 3.12     Capital and Surplus
Schedule 3.13     Liabilities
Schedule 3.14(a)  Contracts and Commitments to be Terminated at Closing
Schedule 3.16     Powers of Attorney